Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 26, 2006

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    000-51603                   20-0428586
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

8080 Tristar Drive, Irving, Texas                                        75063
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (214) 596-2400


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 23, 2006, the Board of Directors of American CareSource Holdings, Inc. (the "Registrant") elected David George to serve as a member of the Board of Directors and to serve as the chairman of the Compensation Committee and the Nominating and Governance Committee.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 Financial Statements and Exhibits

(c)   Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                        Description
99.1           Press Release of the Corporation, dated May 24, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN CARESOURCE HOLDINGS, INC.

Date: May 26, 2006                           By: /s/David S. Boone
                                                 -------------------------------
                                                 David S. Boone
                                                 Chief Financial Officer & Chief
                                                 Operating Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
99.1           Press Release of the Corporation, dated May 24, 2006